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                                                                 Exhibit 10.9(e)


                CORRECTION TO FOURTH AMENDMENT TO LEASE AGREEMENT
                           SPECTRA OFFICE BUILDING II


         This Correction to Fourth Amendment to Lease Agreement (this "CORRECTION") is made on February 28, 2002 between Spectra Development Company (the "LESSOR") and NOMOS Corporation (the "LESSEE").

         WHEREAS, the Lessor and the Lessee are parties to a Fourth Amendment to Lease Agreement, dated as of June 29, 2001 (the "FOURTH AMENDMENT"), which amended that certain Lease Agreement among the Lessor and the Lessee dated August 18, 1994 (as amended, the "LEASE AGREEMENT") regarding certain property located at 2591 Wexford Bayne Road, Sewickley, Pennsylvania 15143.

         WHEREAS, the Fourth Amendment contained an error as to the termination date of the Lease Agreement, which the parties now desire to correct.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

         1. CORRECTION. Section 3(a) of the Fourth Amendment is hereby deleted in its entirety and replaced with the following new Section 3(a):

                  " a) The Effective Term shall commence on July 1, 2001 and terminate on August 15, 2004. Effective date for commencement of rent shall be July 1, 2001."

         2. OTHER TERMS TO REMAIN IN EFFECT. Except as specifically amended by this Correction, all other terms and conditions of the Fourth Amendment shall remain in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto have executed this Correction as of the date first written above.


WITNESS:                                SPECTRA DEVELOPMENT CO.


/s/ Susan A. Majeski                    By:   /s/ Gary A. Sippel
-----------------------------------        -------------------------------------
                                        Name:  Gary A. Sippel
                                             -----------------------------------
                                        Title:  Owner/president
                                              ----------------------------------



WITNESS:                                NOMOS CORPORATION


/s/ Jill R. Welch                       By:  /s/ David J. Haffner
-----------------------------------        -------------------------------------
                                        Name:  David J. Haffner
                                             -----------------------------------
                                        Title:  CFO
                                              ----------------------------------


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                                                                 Exhibit 10.9(e)



                       FOURTH AMENDMENT TO LEASE AGREEMENT
                           SPECTRA OFFICE BUILDING II


THIS FOURTH AMENDMENT to Lease Agreement is made the 29th day of June 2001, by and between Spectra Development Company, (the "Lessor")

                                      A N D

The NOMOS Corporation, (the "Lessee").

                                     RECITAL
                                     -------

Lessee has leased 17,489 square feet of Rentable Area in the Spectra Office Building II under a Lease Agreement dated August 18, 1994 (the "Lease Agreement").

NOW THEREFORE, intending to be legally bound hereby, and for good and valuable consideration, the parties agree to amend the Lease Agreement as follows:

1)   The Recital set forth above are incorporated herein and made a part hereof

2) During the Effective Term of this FOURTH AMENDMENT to Lease Agreement, the Lease, Agreement shall be amended as follows:

     a) Section 1.01 of the Lease Agreement is hereby amended to include the following:

                2,205 square feet of rentable area (located on level four) as defined in Exhibit "I", attached hereto and made a part hereof

     b) Section 1.02 of the Lease Agreement is hereby amended to provide that Rentable Area is increased by 2,205 rentable square feet for the term of this FOURTH AMENDMENT.

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     c) Section 2.01(j) of the Lease Agreement is hereby amended to provide that the Lessee's Percentage of Operating Expense is Increased by 6.52% for the term of this Fourth Amendment.

     d) Section 2.01(k) of the Lease Agreement is to provide that Lessee's Percentage of Taxes is increased by 6.52% for the term of this Fourth Amendment.

     e) Section 4.01 of the Lease Agreement is hereby amended to provide that the monthly rental is increased by $3,583.00 for the term of this Fourth Amendment.

3)   The Effective Term of this Fourth Amendment shall be as follows:

     a) The Effective Term shall commence on JULY 1, 2001 and terminate on AUGUST 15,1994. Effective date for commencement of rent shall be July 1, 2001.

4) Section 5.02 of the Lease Agreement is hereby amended to provide that the Lessee shall pay an increase of 6.52% of the excess of Taxes and Operating Expense from the Base Year as Additional Rent for the term of this Fourth Amendment.

5) Section 9.01 shall be amended to provide that all Rent shall be payable to the Lessor or its agents at the address of Spectra Development Company at 2591 Wexford Bayne Road, Sewickley, PA 15143.

6) Upon termination of the Effective term hereof, all of the terms and conditions of this Fourth Amendment shall be null and void and the terms and conditions of the Lease Agreement, (as amended by other instruments, if any) shall be in full force and effect.

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7)   Lessor and Lessee do hereby ratify 0 other terms and conditions set forth in the Lease Agreement which are not affected hereby and do hereby acknowledge, agree, and affirm that all of the other terms and conditions of the Lease Agreement are in full force and effect, except as specifically modified hereby.



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     IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written.


WITNESS:                                SPECTRA DEVELOPMENT CO.


/s/ Susan A. Majeski                    By: /s/ Gary A. Sippel
------------------------------             -------------------------------------
                                           Gary A. Sippel




WITNESS:                                NOMOS CORPORATION


/s/ Jill Welch                          By: /s/ John W. Manzetti
------------------------------             -------------------------------------

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                                   EXHIBIT "I"

                                  [FLOOR PLAN]